___________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549-1004



                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 14, 1994


                           PARAMOUNT COMMUNICATIONS INC.
              (Exact name of registrant as specified in its charter)


           Delaware                     1-5404               74-1330475
(State or other jurisdiction of         (Commission          (I.R.S. Employer
Identification No.)                     File Number)         Identification No.)


           15 Columbus Circle
           New York, New York                                10023-7780
(Address of principal executive offices)                     (Zip code)



         Registrant's telephone number, including area code (212) 373-8000



_____________________________________________________________________

Item 4.	       Changes in Registrant's
               -----------------------
               Certifying Accountant
               -----------------------

               Effective March 14, 1994, Paramount Communications Inc. (the

"Company") replaced Ernst & Young, its independent public accountants, with

Price Waterhouse, the independent public accountants of Viacom Inc. ("Viacom"),

which acquired control of the Company on March 2, 1994.

	       The decision to replace Ernst & Young with Price Waterhouse was recommended by the Audit Committee of the Company's Board of Directors and was

approved by the Company's Board of Directors.

               The reports of Ernst & Young on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               In connection with its audits for the two most recent fiscal years and any subsequent interim period, there have been no disagreements with

Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of the disagreements in connection with its report.

               The Company has provided Ernst & Young with a copy of the

disclosure contained in this Item 4 and attached as Exhibit 16 is a copy of

Ernst & Young's letter responding to the statements made herein.


Item 7.	Financial Statements and Exhibits
        ---------------------------------
(b)	Exhibits.

	16   -	Letter dated March 18, 1994 from Ernst & Young to the

                Securities and Exchange Commission

Item 8.	       Change in Fiscal Year
               ---------------------

               Effective March 15, 1994, the Company's Board of Directors

adopted a resolution providing that the Company's fiscal year shall be the 11 month period ending March 31, 1994 and subsequently the Company's fiscal year shall be conformed to that of Viacom or any successor thereto.  The report concerning the transition period will be filed on Form 10-K.

                                     SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PARAMOUNT COMMUNICATIONS INC.


                                                By:      /s/ Earl H. Doppelt
                                                         -----------------------
                                                         Earl H. Doppelt
                                                         Senior Vice President





March 18, 1994

                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit Number
- --------------

      16 Letter dated March 18, 1994 from Ernst & Young to the Securities and Exchange Commission